INVESTOR PRESENTATION

August 2023

INSPIRED

ESSENTIAL ENTERTAINMENT

Safe Harbor / Non-GAAP Financial Disclosures

Forward-Looking Statements

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding our business strategy, plans and objectives and our expected or contemplated future operations, results, financial condition, beliefs and intentions. In addition, any statements that refer to projections, forecasts or other characterizations or predictions of future events or circumstances, including any underlying assumptions on which such statements are expressly or implicitly based, are forward-looking statements. The words "anticipate", "believe", "continue", "can", "could", "estimate", "expect", "intend", "may", "might", "plan", "possible", "potential", "predict", "project", "scheduled", "seek", "should", "will", "would" and similar expressions, among others, and negative expressions including such words, may identify forward-looking statements. These forward-looking statements reflect our current expectations about our future results, performance, liquidity, financial condition, prospects and opportunities, and are based upon information currently available to us, our interpretation of what we believe to be significant factors affecting our business and many assumptions regarding future events. Actual results, performance, liquidity, financial condition, prospects and opportunities could differ materially from those expressed in, or implied by, our forward-looking statements. This could occur as a result of various risks and uncertainties, including the following: our ability to compete effectively in our industries; the effect of evolving technology on our business; our ability to renew long-term contracts and retain customers, and secure new contracts and customers; our ability to maintain relationships with suppliers; our ability to protect our intellectual property; our ability to protect our business against cybersecurity threats; our ability to successfully grow by acquisition as well as organically; government regulation of our industries; fluctuations due to seasonality; our ability to attract and retain key members of our management team; our need for working capital; our ability to secure capital for growth and expansion; changing consumer, technology and other trends in our industries; our ability to successfully operate across multiple jurisdictions and markets around the world; changes in local, regional and global economic and political conditions; our ability to effectively integrate the operations of businesses we acquire, and to grow and expand such operations; and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2022 and other filings with the U.S. Securities and Exchange Commission ("SEC"), which are available, free of charge, on the SEC's website at www.sec.gov. In light of these risks and uncertainties, there can be no assurance that any matters covered by our forward-looking statements will develop as predicted, expected or implied. Readers should not place undue reliance on any forward-looking statements. Except as expressly required by the federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason. We advise you to carefully review the reports and documents we file from time to time with the SEC.

The information contained in this presentation is qualified in its entirety by the information contained in our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023 to be filed with the SEC.

Financial Information and Non-GAAP Financial Measures

All years represented in this presentation are fiscal years unless otherwise indicated. All information presented for quarterly periods is unaudited.

This presentation contains certain historical and pro forma financial measures that have not been prepared in accordance with United States generally accepted accounting principles ("non-GAAP"). A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance that excludes or includes amounts that are different than the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles ("GAAP") in the statements of income, balance sheets or statements of cash flow of the company. These measures are presented as supplemental disclosures because we use such measures to analyze our operating performance and because certain of the measures are widely used measures of performance in our industry. See the Appendix for a reconciliation of our non-GAAP financial measures to the most comparable GAAP measures. EBITDA is defined as earnings before interest expense, provision for income taxes and depreciation and amortization. Adjusted EBITDA adjusts EBITDA to remove the effects of certain stock-based compensation charges, certain changes related to legacy portions of the business and items considered outside the normal course of business, including restructuring costs, merger and acquisition costs and gains or losses not in the ordinary course of business. Adjusted Revenue (also Revenue Excluding Low Margin Gaming Hardware Sales) is defined as revenue excluding hardware sales that are sold at low margin with the intention of securing longer term recurring revenue streams. The disclosure of EBITDA, Adjusted EBITDA, Adjusted Revenue and other non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies. Such non-GAAP financial measures should be considered in addition to, and not in isolation from, as a substitute for, or superior to, net income, operating income, cash flows, revenue, and other measures of financial performance prepared in accordance with GAAP. Our results are translated from the British pound (GBP), our functional currency, into US dollars (USD), our reporting currency. In order to isolate the effect of translation exchange rate differences between periods, we also present results on a Constant Currency basis, which is a non-GAAP financial measure that assumes a constant translation exchange rate between periods. The currency impact has been calculated as the current period GBP:USD rate less the equivalent average rate in the prior period, multiplied by the current period amount in the functional currency (GBP). The remaining difference, referred to as Constant Currency, is calculated as the difference in the functional currency, multiplied by the prior period average GBP:USD rate, as a proxy for Constant Currency movement. Certain of the trademarks used herein are trademarks of third parties.

INSPIRED
ESSENTIAL ENTERTAINMENT

Inspired Entertainment, Inc. is a leading B2B provider of gaming content, systems and solutions across online/mobile and retail channels around the world which predominantly generates recurring revenues pursuant to long-term contracts.

CONTENT-DRIVEN GAME DEVELOPER

Experienced developer of differentiated and entertaining iGaming content and the preeminent provider of online and retail Virtual Sports content.



WIDE AREA GAMING PROVIDER

Leading provider of networked gaming equipment, content and services to regional Gaming and Leisure Operators in Europe and North America


PAC-MAN
PARTY TIME

INSPIRED
ESSENTIAL ENTERTAINMENT

Proven and Experienced Management Team






Name	Lorne Weil	Brooks Pierce	Stewart Baker	Carys Damon
Position	Executive Chairman	President and Chief Executive Officer	Executive Vice President and Chief Financial Officer	Executive Vice President and General Counsel
Prior Experience	Chairman of the Board & CEO of Scientific Games	Aristocrat, Scientific Games, Sportech	Experian, Deloitte	Marriot Harrison LLP

INSPIRED
ESSENTIAL ENTERTAINMENT

Investment Highlights

- A leading omni-channel B2B gaming provider with recurring revenue through long-term contracts
- Growth potential in content-driven Interactive and Virtual Sports segments
- Resilience of land-based channels through all economic cycles
- Margin expansion and declining capital intensity through increasing online/mobile presence and transition to asset-light gaming terminal model

INSPIRED

VIRTUAL SPORTS

INTERACTIVE

GAMING

LEISURE

Content Driven
High-growth, capital efficient





VIRTUAL SPORTS

Rapid Expansion of Legalized Sports Betting and Lottery

INTERACTIVE

Leverage Top-Performing Content in Rapidly Growing Online Gaming

Gaming Systems
Strong recovery following COVID-19 retail reopening





GAMING

Regulated Gaming Globally Shifting Share from Fewer Casinos to Many "Distributed" Venues

LEISURE

Cross-Selling Opportunities and Improved Economics from Digital Pub Conversion

SIGNIFICANT MOMENTUM IN NORTH AMERICA

INSPIRED
ESSENTIAL ENTERTAINMENT

Long-Term Growth Drivers

- Growth in Virtual Sports and Interactive businesses
  - Recent launches - Pennsylvania and Michigan iGaming, Ontario iGaming & Online Virtuals, DC Lottery Retail & Online Virtuals, Netherlands iGaming
  - Agreement to develop Virtual Sports content through NFL license
- Expand North American VLT distribution
  - 820-unit Valor™ terminal award by Western Canada Lottery Corporation ("WCLC") in Q4 2022
- Deploy existing content into underpenetrated channels
  - North American lotteries
    - Loto-Quebec launched as first iLottery customer
  - Acquisition of Sportech Lotteries, LLC (currently Inspired Entertainment Lotteries LLC) to provide online, retail and iLottery services to Loteria Electronica Internacional Dominica S.A. ("LEIDSA") in the Dominican Republic (Q4 2021)



PLAYALBERTA
WESTERN CANADA LOTTERY CORPORATION
ONTARIO Gaming
LOTO QUEBEC
DCP
CONSUMER PROTECTION
MGCB
DGE
DC LOTTERY
LOTS OF PEOPLE WIN
PENNSYLVANIA LOTTERY
LEIDSA

INSPIRED
ESSENTIAL ENTERTAINMENT

Content Creation is Core Competency

Proven track record for creating engaging games for regulated gaming, betting, lottery, social and leisure operators


LEISURE PARKS
PUBS
ROUTE OPERATIONS
ONLINE/ MOBILE
BETTING SHOPS
GAMING
LEISURE
CONTENT-LED APPROACH
INTERACTIVE
VIRTUAL SPORTS

Cross-Channel Approach Works Across Product Portfolio

- Highly synergistic land-based and online/mobile operations
- Player recognition of brands/themes
- Ability for players to access games in whichever venue or mode they choose
- Deeper customer relationships

INSPIRED
ESSENTIAL ENTERTAINMENT

Significant Momentum in Online Channels

Interactive and Virtual Sports continue to grow in new, emerging and core markets

iGAMING and iLOTTERY

- **2019:** novibet, Golden Nugget Casino, 888, Svenska Spel, Loto-Québec
- **2020:** DraftKings, GAN, FanDuel, iforium, Resorts Casino-Hotel, pariplay, Microgaming, Stoiximan, Relax Gaming, Sky Vegas, Lottoland, kindred, BoyleSports, Harrah's, Casumo, Caliente
- **2021:** MGCB, BetMGM, DraftKings, Wynn Bet, Rush Street, PlayAlberta, Snaitech, Golden Nugget Casino, Loto-Québec, GAN
- **2022:** PGCB, Nederlandse Loterij, DCP, FanDuel, Ontario Gaming

VIRTUAL SPORTS

- **2019:** Intralot, Snaitech, DraftKings
- **2020:** mish.com, Grand National, Sisal Sans, Churchill Downs
- **2021:** Entain, opap, BetPlay, BetMGM, SG Scientific Games, novibet, bet365, Fortuna
- **2022:** Napoleon Sports & Casino, Betfred, Caliente, Ontario Gaming, Mozzart, DC Lottery


CLEVELAND
22

VIRTUAL SPORTS

- A pioneer and leader in Ultra-HD games that create an always-on sports wagering experience
  - Continual stream of ultra-realistic player simulations and a wide breadth of bet types
  - Cross-over product between sports betting and casino gaming
  - Largest portfolio – baseball, basketball, football, soccer, horses
- High-growth, high-margin recurring revenue business
- Popular online and in betting shops in the UK, Italy and Greece
- Expanding portfolio of North American customers
  - DC Lottery and Pennsylvania Lottery as well as Ontario and NJ online casino operators
  - Entered into historic agreement to develop Virtual Sports content through a NFL license


FIRST-EVER
VIRTUAL WOMEN'S
SOCCER GAME



MAJOR LEAGUE BASEBALL PLAYERS ALUMNI



NFL

INSPIRED
ESSENTIAL ENTERTAINMENT


CENTURION
MAXIMUS WINNUS
MEGAWAYS™

INTERACTIVE

- Online gaming operators use our top-performing game titles worldwide
- High-growth potential, high-margin recurring revenue business
- Gaining share from the launch of new content across the estate, growth in the customer base in new, emerging and core markets and increased promotional activity through exclusive deals with tier-one customers
  - Delivering online gaming portfolio to Connecticut, Michigan, New Jersey, Ontario and Pennsylvania
  - Announced Loto-Quebec as first iLottery customer
  - Launched iGaming content in Michigan and Pennsylvania with Fanduel (Q2 2023)


REEL LINKING

BIG PIGGY BONUS

SPACE INVADERS

FORTUNE FREESPINS


CENTURION
CENTURION

GAMING

- Gaming growth shifting from large casinos to many distributed venues
- A leading supplier of server based gaming terminals to betting shops
  - Providing content on a distributed basis, allowing access to a wide footprint through internet and proprietary networks
  - ~35,000 machines
  - Top games in key jurisdictions, including UK, Greece and Italy
- Revenue primarily generated through long-dated rev share contracts (vs. product sales)
- Established North American presence - over 1,600 VLTs awarded to date

William HILL Flutter SNAI Sisal
BETFRED opap LOTTOMATICA

INSPIRED
ESSENTIAL ENTERTAINMENT



REEL KING
Power Stars
COPS N ROBBERS
REEL KING

LEISURE

- A leading supplier of server based gaming terminals and pay-to-play entertainment products to pubs, arcades, motorway service areas and holiday resorts in the UK
- Ability to leverage top performing content across platforms
- Potential for digital transition to drive improved economics



ANALOG MACHINES
Manual updates
1 game per machine
Lower daily cash box
Manual cash box collection
DIGITAL MACHINES
Multiple games per machine
Download games remotely
Refresh content frequently
Higher daily cash box
Ability to go cashless in future
Ability to use mobile wallet based payments

INSPIRED
ESSENTIAL ENTERTAINMENT

Investment Highlights

A LEADING OMNI-CHANNEL B2B GAMING PROVIDER WITH RECURRING REVENUE THROUGH LONG-TERM CONTRACTS

- A leading presence in the UK, Greece and Italy with significant momentum in North America
- Combination of strong technology and top-performing content drive over 80% recurring revenue business[1] through long-term B2B contracts

GROWTH POTENTIAL IN CONTENT-DRIVEN INTERACTIVE & VIRTUAL SPORTS SEGMENTS

- In Q2, Inspired's Interactive Adj. EBITDA increased 28% YoY to $4.0 million and Virtual Sports Adj. EBITDA increased 11% YoY to $13.1 million[2]
- Growth driven by new content, increase in exclusive deals with tier-one customers as well as new customer launches
- Recent iGaming launches in North America (including MI and PA with FanDuel). Anticipated to launch iGaming, Virtual Sports and iLottery in several additional markets in near term

RESILIENCE OF LAND-BASED CHANNELS THROUGH ALL ECONOMIC CYCLES

- Retail venues in general largely returned to pre-COVID levels in customers' reopened retail venues despite macro-economic pressures

MARGIN EXPANSION AND DECLINING CAPITAL INTENSITY POTENTIAL THROUGH INCREASING MOBILE PRESENCE + ASSET -LIGHT TERMINAL MODEL

- High-growth, capital efficient Virtual Sports and Interactive segments contributed 62% of Adjusted EBITDA in H1 2023 versus 52% in H1 2022[3]

INSPIRED ESSENTIAL ENTERTAINMENT

Note: All Q2 2023 and Q2 2022 figures converted to USD based on exchange rate of 1.25 GBP/USD and 1.26 GBP/USD, respectively, unless otherwise noted below.

[1] Recurring revenue includes revenue generated from participation-based contracts and licensing arrangements which are amortized over a multi-year period.

[2] Functional currency basis

[3] Adjusted EBITDA contribution is calculated using segment-level Adjusted EBITDA deducted by an allocated corporate expense pro-rated by the segment revenue contribution as a percent of Total Revenue. Table in appendix.

Market Capitalization

Capitalization Table	
(unaudited) *(US$ in millions, except per share data)*	**Actual 6/30/23**
Cash	$42
Senior Secured Notes[1]	299
Finance Lease Liabilities	3
Total Debt	$302
Net Debt	**$260**
Diluted Shares Outstanding[2] (in millions)	28.196
Share Price (As of market close August 8, 2023)	$13.36
Equity Market Capitalization	**$377**
Implied Enterprise Value[3]	**$636**

Note: Balance sheet figures are as of June 30, 2023. Equity market capitalization as of market close on August 8, 2023.
[1] Principal balance.
[2] As of June 30, 2023. Includes 1.9 million shares subject to vested RSUs.
[3] Equals Net Debt plus Equity Market Capitalization

INSPIRED

Appendix


Spirit of the
SAMURAI


CENTURION


GODDESS
AMAZON

Summary of Q2 2023 Segment Performance

Three Months Ended June 30, 2023

(In $ millions)	Three Months Ended June 30, 2023	2022	Reported Variance %	Currency Movement 2023[2] $	Functional Currency Variance %
Total Revenue					
Gaming (excl. Low Margin Gaming Hardware Sales)	$27.1	$25.5	6%	$(0.1)	6%
Virtual Sports	15.0	14.0	7%	(0.1)	8%
Interactive	7.4	5.8	28%	(0.0)	28%
Leisure	26.5	26.0	2%	(0.1)	2%
Total Company Revenue (excl. Low Margin Gaming Hardware Sales)	**$76.0**	**$71.3**	**7%**	**$(0.3)**	**7%**
Low Margin Gaming Hardware Sales	4.4	-	NM[3]	NM[3]	NM[3]
Total Company Revenue (incl. Low Margin Gaming Hardware Sales)	**$80.4**	**$71.3**	**13%**	**$(0.3)**	**13%**
Non-GAAP Financial Measures					
Adjusted EBITDA[1]					
Gaming	$9.7	$9.5	2%	$0.1	3%
Virtual Sports	13.1	12.0	9%	(0.2)	11%
Interactive	4.0	3.1	29%	0.0	28%
Leisure	6.5	7.7	(16%)	(0.2)	(18%)
Corporate	(7.1)	(6.2)	(15%)	(0.1)	(12%)
Total Company Adjusted EBITDA[1]	**$26.2**	**$26.1**	**0%**	**$(0.2)**	**1%**

(1) See elsewhere in Appendix for reconciliation to most comparable GAAP measure.

(2) Currency movement calculated by translating 2023 and 2022 performances at 2022 exchange rates.

(3) Percentage/dollar change is not meaningful.

INSPIRED
ESSENTIAL ENTERTAINMENT

Non-GAAP Reconciliation: Q2 2023 Adjusted EBITDA by Segment

Three Months Ended June 30, 2023

(In millions)	Gaming	Virtual Sports	Interactive	Leisure	Corporate	Total
Net income (loss)	$ 5.4	$ 12.0	$ 2.6	$ 3.1	$ (19.0)	$ 4.1
Items Relating to Discontinued Activities						
Pension charges	—	—	—	—	0.2	0.2
Stock-based compensation expense	0.4	0.2	0.1	0.4	2.1	3.2
Depreciation and amortization	3.9	0.9	1.3	3.0	1.3	10.4
Interest expense, net	—	—	—	—	7.3	7.3
Other finance income	—	—	—	—	(0.1)	(0.1)
Income tax	—	—	—	—	1.1	1.1
Adjusted EBITDA	**$ 9.7**	**$ 13.1**	**$ 4.0**	**$ 6.5**	**$ (7.1)**	**$ 26.2**
Adjusted EBITDA	**£ 7.7**	**£ 10.5**	**£ 3.2**	**£ 5.1**	**£ (5.6)**	**£ 20.9**
Exchange rate - $ to £						*1.25*

INSPIRED ESSENTIAL ENTERTAINMENT

Note: Exchange rate in the table is calculated by dividing the USD total revenue by the GBP total revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions.

Non-GAAP Reconciliation: Q2 2022 Adjusted EBITDA by Segment

Three Months Ended June 30, 2022	Gaming	Virtual Sports	Interactive	Leisure	Corporate	Total
(In millions)						
Net income (loss)	$ 4.6	$ 11.1	$ 2.2	$ 4.1	$ (14.8)	$ 7.2
Items Relating to Discontinued Activities						
Pension charges	—	—	—	—	0.3	0.3
Items outside the normal course of business:						
Acquisition and integration related transaction expenses	0.1	—	—	—	—	0.1
Stock-based compensation expense	0.3	0.2	0.2	0.1	1.8	2.6
Depreciation and amortization	4.5	0.7	0.7	3.5	0.7	10.1
Interest expense, net	—	—	—	—	6.0	6.0
Other finance income	—	—	—	—	(0.3)	(0.3)
Income tax	—	—	—	—	0.2	0.2
Adjusted EBITDA	$ 9.5	$ 12.0	$ 3.1	$ 7.7	$ (6.2)	$ 26.1
Adjusted EBITDA	£ 7.5	£ 9.5	£ 2.5	£ 6.2	£ (5.0)	£ 20.7
Exchange rate - $ to £						*1.26*

INSPIRED ESSENTIAL ENTERTAINMENT

Note: Exchange rate in the table is calculated by dividing the USD total revenue by the GBP total revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions.

Non-GAAP Reconciliation: YTD 2023 Adjusted EBITDA by Segment

Six Months Ended June 30, 2023

(In millions)	Gaming	Virtual Sports	Interactive	Leisure	Corporate	Total
Net income (loss)	$ 10.5	$ 23.9	$ 4.7	$ 1.4	$ (36.6)	$ 3.9
Items Relating to Discontinued Activities						
Pension charges	—	—	—	—	0.5	0.5
Items outside the normal course of business:						
Costs of group restructure	—	—	—	—	3.0	3.0
Stock-based compensation expense	0.7	0.4	0.3	0.5	4.2	6.1
Depreciation and amortization	8.0	1.7	2.3	6.1	1.2	19.3
Interest expense, net	—	—	—	—	13.6	13.6
Other finance income	—	—	—	—	(0.2)	(0.2)
Income tax	—	—	—	—	1.2	1.2
Adjusted EBITDA	**$ 19.2**	**$ 26.0**	**$ 7.3**	**$ 8.0**	**$ (13.1)**	**$ 47.4**
Adjusted EBITDA	**£ 15.5**	**£ 21.1**	**£ 5.9**	**£ 6.5**	**£ (10.7)**	**£ 38.3**
Exchange rate - $ to £						*1.24*

INSPIRED ESSENTIAL ENTERTAINMENT

Note: Exchange rate in the table is calculated by dividing the USD total revenue by the GBP total revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions.

Non-GAAP Reconciliation: YTD 2022 Adjusted EBITDA by Segment

Six Months Ended June 30, 2022

(In millions)	Gaming	Virtual Sports	Interactive	Leisure	Corporate	Total
Net income (loss)	$ 11.2	$ 19.7	$ 4.2	$ 2.7	$ (29.4)	$ 8.4
Items Relating to Discontinued Activities						
Pension charges	—	—	—	—	0.4	0.4
Items outside the normal course of business:						
Acquisition and integration related transaction expenses	—	—	—	—	0.2	0.2
Gain on disposal of business	(0.9)	—	—	—	—	(0.9)
Stock-based compensation expense	0.6	0.3	0.3	0.3	3.9	5.4
Depreciation and amortization	9.2	1.4	1.5	7.2	1.2	20.5
Interest expense, net	—	—	—	—	12.5	12.5
Other finance income	—	—	—	—	(0.6)	(0.6)
Income tax	—	—	—	—	0.3	0.3
Adjusted EBITDA	$ 20.1	$ 21.4	$ 6.0	$ 10.2	$ (11.5)	$ 46.2
Adjusted EBITDA	£ 15.6	£ 16.5	£ 4.6	£ 8.0	£ (9.0)	£ 35.7
Exchange rate - $ to £						*1.29*

INSPIRED ESSENTIAL ENTERTAINMENT

Note: Exchange rate in the table is calculated by dividing the USD total revenue by the GBP total revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions.

Non-GAAP Reconciliation: Q2 2023 Pro-Rated Segment Adjusted EBITDA Contribution

Three Months Ended June 30, 2023	Gaming	Virtual Sports	Interactive	Leisure	Corporate Functions	Total
			(in millions)			
Total revenue	$ 31.5	$ 15.0	$ 7.4	$ 26.5	$ —	$ 80.4
Segment % of Total Revenue	*35.7%*	*19.7%*	*9.7%*	*34.9%*		*100.0%*
Adjusted EBITDA	$ 9.7	$ 13.1	$ 4.0	$ 6.5	$ (7.1)	$ 26.2
Corporate allocation[1]	(2.5)	(1.4)	(0.7)	(2.5)	7.1	—
Segment-level Adjusted EBITDA including pro-rated corporate allocation	$ 7.2	$ 11.7	$ 3.3	$ 4.0	$ —	$ 26.2
Segment Contribution to Adjusted EBITDA	*27.4%*	*44.7%*	*12.6%*	*15.3%*		*100.0%*

(1) Corporate allocation pro-rated by segment % of total Adjusted Revenue contribution.

INSPIRED ESSENTIAL ENTERTAINMENT

Non-GAAP Reconciliation: Q2 2022 Pro-Rated Segment Adjusted EBITDA Contribution

Three Months Ended June 30, 2022	Gaming	Virtual Sports	Interactive	Leisure	Corporate Functions	Total
			(in millions)			
Total revenue	$ 25.5	$ 14.0	$ 5.8	$ 26.0	$ —	$ 71.3
Segment % of Total Revenue	*35.8%*	*19.5%*	*8.2%*	*36.5%*		*100.0%*
Adjusted EBITDA	$ 9.5	$ 12.0	$ 3.1	$ 7.7	$ (6.2)	$ 26.1
Corporate allocation[1]	(2.2)	(1.2)	(0.5)	(2.3)	6.2	—
Segment-level Adjusted EBITDA including pro-rated corporate allocation	$ 7.3	$ 10.8	$ 2.6	$ 5.4	$ —	$ 26.1
Segment Contribution to Adjusted EBITDA	*27.9%*	*41.4%*	*9.9%*	*20.8%*		*100.0%*

(1) Corporate allocation pro-rated by segment % of total Revenue contribution.

INSPIRED ESSENTIAL ENTERTAINMENT

Non-GAAP Reconciliation: YTD 2023 Pro-Rated Segment Adjusted EBITDA Contribution

Six Months Ended June 30, 2023

	Gaming	Virtual Sports	Interactive	Leisure	Corporate Functions	Total
			(in millions)			
Total revenue	$ 58.9	$ 29.9	$ 14.0	$ 43.6	$ —	$ 146.4
Segment % of Total Revenue	*38.4%*	*21.0%*	*9.9%*	*30.7%*		*100.0%*
Adjusted EBITDA	$ 19.2	$ 26.0	$ 7.3	$ 8.0	$ (13.1)	$ 47.4
Corporate allocation[1]	(5.0)	(2.8)	(1.3)	(4.0)	13.1	—
Segment-level Adjusted EBITDA including pro-rated corporate allocation	$ 14.2	$ 23.2	$ 6.0	$ 4.0	$ —	$ 47.4
Segment Contribution to Adjusted EBITDA	*29.9%*	*49.0%*	*12.7%*	*8.4%*		*100.0%*

(1) Corporate allocation pro-rated by segment % of total Adjusted Revenue contribution.

INSPIRED ESSENTIAL ENTERTAINMENT

Non-GAAP Reconciliation: YTD 2022 Pro-Rated Segment Adjusted EBITDA Contribution

Six Months Ended June 30, 2022	Gaming	Virtual Sports	Interactive	Leisure	Corporate Functions	Total
			(in millions)			
Total revenue	$ 49.6	$ 25.6	$ 11.1	$ 45.6	$ —	$ 131.9
Segment % of Total Revenue	*37.6%*	*19.4%*	*8.4%*	*34.6%*		*100.0%*
Adjusted EBITDA	$ 20.1	$ 21.4	$ 6.0	$ 10.2	$ (11.5)	$ 46.2
Corporate allocation[1]	(4.3)	(2.2)	(1.0)	(4.0)	11.5	—
Segment-level Adjusted EBITDA including pro-rated corporate allocation	$ 15.8	$ 19.2	$ 5.0	$ 6.2	$ —	$ 46.2
Segment Contribution to Adjusted EBITDA	*34.1%*	*41.5%*	*10.9%*	*13.5%*		*100.0%*

(1) Corporate allocation pro-rated by segment % of total Revenue contribution.

INSPIRED ESSENTIAL ENTERTAINMENT

Overall Company Results

Three Months Ended June 30, 2023

(In millions)	For the Three-Month Period ended June 30, 2023	June 30, 2022	Variance 2023 vs 2022: Variance Attributable to Currency Movement	Variance on a Functional currency basis	Total Functional Currency Variance %	Total Reported Variance %
Revenue:						
Service	$ 68.1	$ 64.8	$ (0.2)	$ 3.5	5%	5%
Product	12.3	6.5	(0.1)	5.9	91%	89%
Total revenue	**80.4**	**71.3**	**(0.3)**	**9.4**	**13%**	**13%**
Cost of Sales, excluding depreciation and amortization:						
Cost of Service	(13.4)	(11.7)	0.1	(1.8)	15%	15%
Cost of Product	(9.8)	(4.4)	-	(5.4)	123%	123%
Selling, general and administrative expenses	(31.2)	(29.3)	0.1	(2.0)	7%	6%
Stock-based compensation	(3.2)	(2.6)	(0.1)	(0.5)	19%	23%
Acquisition and integration related transaction expenses	-	(0.1)	-	0.1	(100)%	(100)%
Depreciation and amortization	(10.4)	(10.1)	0.2	(0.5)	5%	3)%
Net operating Income (Loss)	**12.4**	**13.1**	**(0.0)**	**(0.7)**	**(5)%**	**(5)%**
Other income (expense)						
Interest expense, net	(7.3)	(6.0)	-	(1.3)	22%	22%
Profit on disposal of trade & assets	-	-	-	-	N/A	N/A)%
Other finance income (expense)	0.1	0.3	(0.1)	(0.1)	(33)%	(67)%
Total other income (expense), net	**(7.2)**	**(5.7)**	**(0.1)**	**(1.4)**	**25%**	**26%**
Net Income (loss) from continuing operations before income taxes	5.2	7.4	(0.1)	(2.1)	(28)%	(30)%
Income tax expense	(1.1)	(0.2)	-	(0.9)	450%	450%
Net Income (Loss)	**$ 4.1**	**$ 7.2**	**$ (0.1)**	**$ (3.0)**	**(42)%**	**(43)%**
Exchange Rate - $ to £	*1.25*	*1.26*				

INSPIRED
ESSENTIAL ENTERTAINMENT

Overall Company Results

Six Months Ended June 30, 2023						
	For the Six-Month Period ended		Variance			
(In millions)	June 30,	June 30,	2023 vs 2022			
	2023	2022	Variance Attributable to Currency Movement	Variance on a Functional currency basis	Total Functional Currency Variance %	Total Reported Variance %
Revenue:						
Service	$ 126.4	$ 121.8	$ (6.1)	$ 10.7	9%	4%
Product	20.0	10.1	(0.8)	10.7	106%	98%
Total revenue	**146.4**	**131.9**	**(6.9)**	**21.4**	**16%**	**11%**
Cost of Sales, excluding depreciation and amortization:						
Cost of Service	(24.3)	(23.5)	1.3	(2.1)	9%	3%
Cost of Product	(15.6)	(6.5)	0.5	(9.6)	148%	140%
Selling, general and administrative expenses	(62.6)	(56.1)	3.2	(9.7)	17%	12%
Stock-based compensation	(6.1)	(5.4)	0.3	(1.0)	19%	13%
Acquisition and integration related transaction expenses	-	(0.2)	-	0.2	(100)%	(100)%
Depreciation and amortization	(19.3)	(20.5)	0.9	0.3	(1)%	(6)%
Net operating Income (Loss)	**18.5**	**19.7**	**(0.7)**	**(0.5)**	**(3)%**	**(6)%**
Other income (expense)						
Interest expense, net	(13.6)	(12.5)	0.8	(1.9)	15%	9%
Profit on disposal of trade & assets	-	0.9	-	(0.9)	(100)%	(100)%
Other finance income (expense)	0.2	0.6	-	(0.4)	(67)%	(67)%
Total other income (expense), net	**(13.4)**	**(11.0)**	**0.8**	**(3.2)**	**29%**	**22%**
Net Income (loss) from continuing operations before income taxes	5.1	8.7	0.1	(3.7)	(43)%	(41)%
Income tax expense	(1.2)	(0.3)	(0.1)	(0.8)	267%	300%
Net Income (Loss)	**$ 3.9**	**$ 8.4**	**$ 0.0**	**$ (4.5)**	**(54)%**	**(54)%**
Exchange Rate - $ to £	*1.24*	*1.29*				

INSPIRED ESSENTIAL ENTERTAINMENT

Gaming, Key Performance Indicators

Three and Six Months Ended June 30, 2023

Gaming	For the Three-Month Period ended June 30, 2023	For the Three-Month Period ended June 30, 2022	Variance 2023 vs 2022	Variance 2023 vs 2022 %	For the Six-Month Period ended June 30, 2023	For the Six-Month Period ended June 30, 2022	Variance 2023 vs 2022	Variance 2023 vs 2022 %
End of period installed base (# of terminals) (2)	34,533	34,806	(273)	(0.8)%	34,533	34,806	(273)	(0.8)%
Total Gaming - Average installed base (# of terminals) (2)	34,815	34,774	41	0.1%	34,846	34,733	113	0.3%
Participation - Average installed base (# of terminals) (2)	30,522	31,249	(727)	(2.3)%	30,658	31,335	(677)	(2.2)%
Fixed Rental - Average installed base (# of terminals)	4,293	3,525	768	21.8%	4,189	3,399	790	23.2%
Service Only - Average installed base (# of terminals)	12,898	18,113	(5,215)	(28.8)%	13,529	18,014	(4,485)	(24.9)%
Customer Gross Win per unit per day (1) (2)	£ 94.4	£ 90.9	£ 3.5	3.9%	£ 96.3	£ 88.8	£ 7.5	8.5%
Customer Net Win per unit per day (1) (2)	£ 69.0	£ 66.6	£ 2.4	3.6%	£ 70.3	£ 65.0	£ 5.3	8.02%
Inspired Blended Participation Rate	5.7%	5.7%	0.0%	0.0%	5.7%	5.7%	0.0%	0.0%
Inspired Fixed Rental Revenue per Gaming Machine per week	£ 47.2	£ 49.1	(£ 1.9)	(3.9%)	£ 47.8	£ 46.1	£ 1.7	3.7%
Inspired Service Rental Revenue per Gaming Machine per week	£ 5.1	£ 4.5	£ 0.6	13.3%	£ 5.1	£ 4.6	£ 0.5	10.9%
Gaming Long term license amortization (£'m)	£ 0.8	£ 1.2	(£ 0.4)	(33.3)%	£ 1.6	£ 2.4	(£ 0.8)	(33.3)%
Number of Machine sales	1,523	559	964	172.5%	2,211	878	1,333	151.8%
Average selling price per terminal	£ 5,681	£ 8,257	(£ 2,576)	(31.2)%	£ 6,365	£ 7,719	(£ 1,354)	(17.5)%

[1] Includes all SBG terminals in which the Company takes a participation revenue share across all territories.
[2] Includes circa 2,500 of lottery terminals where the share is on handle instead of net win.

INSPIRED
ESSENTIAL ENTERTAINMENT

Gaming, Service Revenue by Region

Three and Six Months Ended June 30, 2023

(In millions)	For the Three-Month Period ended June 30, 2023	For the Three-Month Period ended June 30, 2022	Variance 2023 vs 2022	Variance %	Total Functional Currency %	For the Six-Month Period ended June 30, 2023	For the Six-Month Period ended June 30, 2022	Variance 2023 vs 2022	Variance %	Total Functional Currency %
Service Revenue:										
UK LBO	$ 9.9	$ 9.9	-	0%	0%	$ 19.6	$ 20.1	$ (0.5)	(2)%	3%
UK VAT - Related Income	-	0.1	(0.1)	(100)%	(100)%	-	1.0	(1.0)	(100)%	(100)%
UK Other	3.4	3.1	0.3	10%	8%	6.8	6.1	0.7	11%	16%
Italy	0.7	0.6	0.1	17%	17%	1.5	1.3	0.2	15%	3160%
Greece	4.0	4.4	(0.4)	(9)%	(9)%	8.2	9.2	(1.0)	(11)%	(5)%
Rest of the World	0.5	0.1	0.4	400%	400%	1.2	0.4	0.8	200%	200%
Lotteries	1.3	1.3	-	0%	0%	2.7	2.6	0.1	4%	12%
Total Service revenue	**$ 19.8**	**$ 19.6**	**$ 0.2**	**1%**	**1%**	**$ 40.0**	**$ 40.7**	**$ (0.7)**	**(2)%**	**4%**
Exchange Rate - $ to £	*1.25*	*1.26*				*1.23*	*1.30*			

Note: Exchange rate in the table is calculated by dividing the USD total revenue by the GBP total revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions.

INSPIRED ESSENTIAL ENTERTAINMENT

Gaming, Results of Operations

Three Months Ended June 30, 2023

(In millions)	For the Three-Month Period ended June 30, 2023	June 30, 2022	Variance 2023 vs 2022: Variance Attributable to Currency Movement	Variance on a Functional currency basis	Total Functional Currency Variance %	Total Reported Variance %
Revenue:						
Service	$ 19.8	$ 19.6	$ (0.1)	$ 0.3	2%	1%
Product	11.7	5.9	(0.1)	5.9	100%	98%
Total revenue	**31.5**	**25.5**	**(0.2)**	**6.2**	**24%**	**24%**
Cost of Sales, excluding depreciation and amortization:						
Cost of Service	(5.3)	(4.4)	0.1	(1.0)	23%	20%
Cost of Product	(9.5)	(4.0)	(0.1)	(5.4)	135%	138%
Total cost of sales	**(14.8)**	**(8.4)**	-	**(6.4)**	**76%**	**76%**
Selling, general and administrative expenses	(7.0)	(7.7)	0.1	0.6	(8)%	(9)%
Stock-based compensation	(0.4)	(0.3)	-	(0.1)	33%	33%
Acquisition and integration related transaction expenses	-	-	-	-	N/A	N/A
Depreciation and amortization	(4.2)	(4.5)	-	0.3	(7)%	(7)%
Net operating Income (Loss)	**$ 5.1**	**$ 4.6**	**$ (0.1)**	**$ 0.6**	**13%**	**11%**
Profit on disposal of trade & assets	-	-	-	-	N/A	N/A
Net Income (Loss)	**$ 5.1**	**$ 4.6**	**$ (0.1)**	**$ 0.6**	**13%**	**11%**
Exchange Rate - $ to £	*1.25*	*1.26*				

INSPIRED ESSENTIAL ENTERTAINMENT

Note: Exchange rate in the table is calculated by dividing the USD total revenue by the GBP total revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions.

Gaming, Results of Operations

Six Months Ended June 30, 2023

(In millions)	For the Six-Month Period ended June 30, 2023	June 30, 2022	Variance 2023 vs 2022: Variance Attributable to Currency Movement	Variance on a Functional currency basis	Total Functional Currency Variance %	Total Reported Variance %
Revenue:						
Service	$ 40.0	$ 40.7	$ (2.1)	$ 1.4	3%	(2)%
Product	18.9	8.9	(0.9)	10.9	122%	112%
Total revenue	**58.9**	**49.6**	**(3.0)**	**12.3**	**25%**	**19%**
Cost of Sales, excluding depreciation and amortization:						
Cost of Service	(10.5)	(9.1)	0.8	(2.2)	24%	15%
Cost of Product	(14.9)	(5.8)	0.6	(9.7)	167%	157%
Total cost of sales	**(25.4)**	**(14.9)**	**1.4**	**(11.9)**	**80%**	**70%**
Selling, general and administrative expenses	(14.3)	(14.5)	0.7	(0.5)	3%	(1)%
Stock-based compensation	(0.7)	(0.6)	-	(0.1)	17%	17%
Acquisition and integration related transaction expenses	-	(0.1)	-	0.1	(100)%	(100)%
Depreciation and amortization	(8.0)	(9.2)	0.4	0.8	(9%)	(13)%
Net operating Income (Loss)	**$ 10.5**	**$ 10.3**	**$ (0.5)**	**$ 0.7**	**7%**	**2%**
Profit on disposal of trade & assets	-	0.9	-	(0.9)	(100%)	(100%)
Net Income (Loss)	**$ 10.5**	**$ 11.2**	**$ (0.5)**	**$ (0.2)**	**(2)%**	**(6)%**
Exchange Rate - $ to £	*1.23*	*1.30*				

Note: Exchange rate in the table is calculated by dividing the USD total revenue by the GBP total revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions.

Virtual Sports, Key Performance Indicators

Three and Six Months Ended June 30, 2023

	For the Three-Month Period ended June 30, 2023	For the Three-Month Period ended June 30, 2022	Variance 2023 vs 2022	Variance 2023 vs 2022 %	For the Six-Month Period ended June 30, 2023	For the Six-Month Period ended June 30, 2022	Variance 2023 vs 2022	Variance 2023 vs 2022 %
Virtuals								
No. of Live Customers at the end of the period	58	63	(5)	(7.9)%	58	63	(5)	(7.9)%
Average No. of Live Customers	58	62	(4)	(6.5)%	58	62	(4)	(6.5)%
Total Revenue (£'m)	£ 12.0	£ 11.1	£ 0.9	8.1%	£ 24.3	£ 19.8	£ 4.5	22.7%
Total Revenue £'m - Retail	£ 2.5	£ 2.4	£ 0.1	4.2%	£ 5.1	£ 4.8	£ 0.3	6.3%
Total Revenue £'m - Online Virtuals	£ 9.4	£ 8.7	£ 0.7	8.0%	£ 19.1	£ 15.0	£ 4.1	27.3%

INSPIRED
ESSENTIAL ENTERTAINMENT

Virtual Sports, Results of Operations

Three and Six Months Ended June 30, 2023

(In millions)	For the Three-Month Period ended June 30, 2023	For the Three-Month Period ended June 30, 2022	Variance 2023 vs 2022: Variance Attributable to Currency Movement	Variance 2023 vs 2022: Variance on a Functional currency basis	Variance 2023 vs 2022: Total Functional Currency Variance %	Variance 2023 vs 2022: Total Reported Variance %	For the Six-Month Period ended June 30, 2023	For the Six-Month Period ended June 30, 2022	Variance 2023 vs 2022: Variance Attributable to Currency Movement	Variance 2023 vs 2022: Variance on a Functional currency basis	Variance 2023 vs 2022: Total Functional Currency Variance %	Variance 2023 vs 2022: Total Reported Variance %
Service Revenue	$ 15.0	$ 14.0	$ (0.1)	$ 1.1	8%	7%	$ 29.9	$ 25.6	$ (1.5)	$ 5.8	23%	17%
Cost of Service	(0.7)	(0.6)	(0.1)	-	0%	17%	(1.4)	(1.2)	0.1	(0.3)	25%	17%
Selling, general and administrative expenses	(1.2)	(1.4)	(0.1)	0.3	(21)%	(14)%	(2.5)	(3.0)	0.1	0.4	(13)%	(17)%
Stock-based compensation	(0.2)	(0.2)	-	-	0%	0%	(0.4)	(0.3)	-	(0.1)	33%	33%
Depreciation and amortization	(1.0)	(0.7)	-	(0.3)	43%	43%	(1.7)	(1.4)	0.1	(0.4)	29%	21%
Net operating Income (Loss)	**$ 11.9**	**$ 11.1**	**$ (0.3)**	**$ 1.1**	**10%**	**7%**	**$ 23.9**	**$ 19.7**	**$ (1.2)**	**$ 5.4**	**27%**	**21%**
Exchange Rate - $ to £	*1.25*	*1.26*					*1.23*	*1.29*				

INSPIRED ESSENTIAL ENTERTAINMENT

Note: Exchange rate in the table is calculated by dividing the USD total revenue by the GBP total revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions.

Interactive, Key Performance Indicators

Three and Six Months Ended June 30, 2023

	For the Three-Month Period ended		Variance		For the Six-Month Period ended		Variance	
	June 30, 2023	June 30, 2022	2023 vs 2022	%	June 30, 2023	June 30, 2022	2023 vs 2022	%
Interactive								
No. of Live Customers at the end of the period	146	118	28	23.7%	146	118	28	23.7%
Average No. of Live Customers	140	116	24	20.7%	138	114	24	21.1%
No. of Games available at the end of the period	283	254	29	11.4%	283	254	29	11.4%
Average No. of Games available	277	249	28	11.2%	274	244	30	12.3%
No. of Live Games at the end of the period	260	254	6	2.4%	260	254	6	2.4%
Average No. of Live Games	254	249	5	2.0%	250	244	6	2.5%
Total Revenue (£'m)	£ 5.9	£ 4.6	£ 1.3	28.3%	£ 11.3	£ 8.6	£ 2.7	31.4%

INSPIRED ESSENTIAL ENTERTAINMENT

Interactive, Results of Operations

Three and Six Months Ended June 30, 2023

(In millions)	For the Three-Month Period ended June 30, 2023	For the Three-Month Period ended June 30, 2022	Variance 2023 vs 2022: Variance Attributable to Currency Movement	Variance 2023 vs 2022: Variance on a Functional currency basis	Variance 2023 vs 2022: Total Functional Currency Variance %	Variance 2023 vs 2022: Total Reported Variance %	For the Six-Month Period ended June 30, 2023	For the Six-Month Period ended June 30, 2022	Variance 2023 vs 2022: Variance Attributable to Currency Movement	Variance 2023 vs 2022: Variance on a Functional currency basis	Variance 2023 vs 2022: Total Functional Currency Variance %	Variance 2023 vs 2022: Total Reported Variance %
Service Revenue	$ 7.4	$ 5.8	$ -	$ 1.6	28%	28%	$ 14.0	$ 11.1	$ (0.6)	$ 3.5	32%	26%
Cost of Service	(0.9)	(0.8)	-	(0.1)	13%	13%	(1.8)	(1.8)	0.1	(0.1)	6%	0%
Selling, general and administrative expenses	(2.5)	(1.9)	-	(0.6)	32%	32%	(4.9)	(3.3)	0.3	(1.9)	58%	48%
Stock-based compensation	(0.1)	(0.2)	-	0.1	(50)%	(50)%	(0.3)	(0.3)	-	-	0%	0%
Depreciation and amortization	(1.5)	(0.7)	-	(0.8)	114%	114%	(2.3)	(1.5)	0.1	(0.9)	60%	53%
Net operating Income (Loss)	**$ 2.4**	**$ 2.2**	$ -	**$ 0.2**	**9%**	**9%**	**$ 4.7**	**$ 4.2**	**$ (0.1)**	**$ 0.6**	**14%**	**12%**
Exchange Rate - $ to £	*1.25*	*1.25*					*1.24*	*1.29*				

Note: Exchange rate in the table is calculated by dividing the USD total revenue by the GBP total revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions.

Leisure, Key Performance Indicators

Three and Six Months Ended June 30, 2023

	For the Three-Month Period ended		Variance		For the Six-Month Period ended		Variance	
	June 30, 2023	June 30, 2022	2023 vs 2022	%	June 30, 2023	June 30, 2022	2023 vs 2022	%
Leisure								
End of period installed base Gaming machines (# of terminals)	10,725	10,682	43	0.4%	10,725	10,682	43	0.4%
Average installed base Gaming machines (# of terminals)	10,709	10,851	(142)	(1.3)%	10,739	11,053	(314)	(2.8)%
End of period installed base Other (# of terminals)	4,363	4,644	(281)	(6.1)%	4,363	4,644	(281)	(6.1)%
Average installed base Other (# of terminals)	4,380	5,424	(1,044)	(19.2)%	4,518	5,946	(1,428)	(24.0)%
Pub Digital Gaming Machines - Average installed base (# of terminals)	6,116	6,148	(32)	(0.5)%	6,099	6,260	(161)	(2.6)%
Pub Analogue Gaming Machines - Average installed base (# of terminals)	421	1,482	(1,061)	(71.6)%	744	1,616	(872)	(54.0)%
MSA and Bingo Gaming Machines - Average installed base (# of terminals)(1)	3,011	3,220	(209)	(6.5)%	3,107	3,170	(63)	(2.0)%
Inspired Leisure Revenue per Gaming Machine per week	£ 67.6	£ 63.1	£ 4.5	7.1%	£ 67.0	£ 63.7	£ 3.3	5.2%
Inspired Pub Digital Revenue per Gaming Machine per week	£ 70.5	£ 68.8	£ 1.7	2.5%	£ 70.4	£ 67.4	£ 3.0	4.5%
Inspired Pub Analogue Revenue per Gaming Machine per week	£ 38.3	£ 38.3	£ (0.0)	(0.0)%	£ 37.6	£ 38.8	£ (1.2)	(3.1)%
Inspired MSA and Bingo Revenue per Gaming Machine per week	£ 98.3	£ 91.5	£ 6.8	7.4%	£ 93.8	£ 89.4	£ 4.4	4.9%
Inspired Other Revenue per Machine per week	£ 19.4	£ 19.7	£ (0.3)	(1.5)%	£ 19.8	£ 19.9	£ (0.1)	(0.5)%
Total Holiday Parks Revenue (Gaming and Non Gaming) (£'m)	£ 9.8	£ 9.0	£ 0.8	8.9%	£ 12.7	£ 11.5	£ 1.2	10.4%

(1) Motorway Service Area machines

INSPIRED
ESSENTIAL ENTERTAINMENT

Leisure, Results of Operations

Three and Six Months Ended June 30, 2023

(In millions)	For the Three-Month Period ended June 30, 2023	For the Three-Month Period ended June 30, 2022	Variance 2023 vs 2022: Variance Attributable to Currency Movement	Variance 2023 vs 2022: Variance on a Functional currency basis	Variance 2023 vs 2022: Total Functional Currency Variance %	Variance 2023 vs 2022: Total Reported Variance %	For the Six-Month Period ended June 30, 2023	For the Six-Month Period ended June 30, 2022	Variance 2023 vs 2022: Variance Attributable to Currency Movement	Variance 2023 vs 2022: Variance on a Functional currency basis	Variance 2023 vs 2022: Total Functional Currency Variance %	Variance 2023 vs 2022: Total Reported Variance %
Revenue:												
Service	$ 25.9	$ 25.4	$ (0.1)	$ 0.6	2%	2%	$ 42.5	$ 44.4	$ (1.8)	$ (0.1)	(0)%	(4)%
Product	0.6	0.6	-	-	0%	0%	1.1	1.2	0.0	(0.1)	(8)%	(8)%
Total revenue	**26.5**	**26.0**	**(0.1)**	**0.6**	**2%**	**2%**	**43.6**	**45.6**	**(1.8)**	**(0.2)**	**(0)%**	**(4)%**
Cost of Sales, excluding depreciation and amortization:												
Cost of Service	(6.5)	(5.9)	-	(0.6)	10%	10%	(10.6)	(11.4)	0.5	0.3	(3)%	(7)%
Cost of Product	(0.3)	(0.4)	0.1	-	0%	(25)%	(0.7)	(0.7)	-	-	0%	0%
Total cost of sales	**(6.8)**	**(6.3)**	**0.1**	**(0.6)**	**10%**	**8%**	**(11.3)**	**(12.1)**	**0.5**	**0.3**	**(2)%**	**(7)%**
Selling, general and administrative expenses	(13.2)	(12.0)	0.2	(1.4)	12%	10%	(24.3)	(23.3)	1.1	(2.1)	9%	4%
Stock-based compensation	(0.4)	(0.1)	-	(0.3)	300%	300%	(0.5)	(0.3)	-	(0.2)	67%	67%
Depreciation and amortization	(3.0)	(3.5)	-	0.5	(14)%	(14)%	(6.1)	(7.2)	0.3	0.8	(11)%	(15)%
Net operating Income (Loss)	**$ 3.1**	**$ 4.1**	**$ 0.2**	**$ (1.2)**	**(29)%**	**(24)%**	**$ 1.4**	**$ 2.7**	**$ 0.1**	**$ (1.4)**	**(52)%**	**(48)%**
Exchange Rate - $ to £	*1.25*	*1.26*					*1.24*	*1.29*				

INSPIRED ESSENTIAL ENTERTAINMENT

Note: Exchange rate in the table is calculated by dividing the USD total revenue by the GBP total revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions.

Any questions:

IR@inseinc.com

646-277-1285

INSPIRED

ESSENTIAL ENTERTAINMENT